                      GREEN TREE FINANCIAL CORP.

                   CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Agreement") dated April 1, 1998, (98-3), between the Company and First Trust National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 16, 1998 to May 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 26th day of May, 1998.

                                       GREEN TREE FINANCIAL CORP.




                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    5.6588%, 5.95%, 6.03%,6.10%,6.22%, 6.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     May-98

                                   CUSIP NO.#393505-D74, D82, D90, E24, E32, E40
                                   TRUST ACCOUNT #3336513-0
                                   REMITTANCE DATE 6/01/98

                                                                                 Total $          Per $1,000
                                                                                  Amount           Original
                                                                            ----------------    ---------------
CLASS A CERTIFICATES
--------------------
(1a) Amount available( including Monthly Servicing Fee)                         6,517,155.44
                                                                            ----------------

 (b) Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn for prior Remittance Date                    0.00
                                                                            ----------------

 (c) Amount Available after giving effect to withdrawal of Class
      M-1 Interest Deficiency Amount and Class B-1 Interest
      Deficiency Amount for prior
      Remittance Date                                                           6,517,155.44
                                                                            ----------------

A.   Interest
     (2)  Aggregate  interest
          a. Class A-1 Remittance Rate (5.6588%)                                      5.6588%
                                                                            ----------------
          b. Class A-1 Interest                                                   111,698.42          5.34442201
                                                                            ----------------     ---------------
          c. Class A-2 Remittance Rate (5.95%)                                          5.95%
                                                                            ----------------
          d. Class A-2 Interest                                                   152,716.67          5.45416679
                                                                            ----------------     ---------------

          e. Class A-3 Remittance Rate (6.03%)                                          6.03%
                                                                            ----------------
          f. Class A-3 Interest                                                   331,650.00          5.52750000
                                                                            ----------------     ---------------

          g. Class A-4 Remittance Rate (6.10%)                                          6.10%
                                                                            ----------------
          h. Class A-4 Interest                                                   167,750.00          5.59166667
                                                                            ----------------     ---------------

         i. Class A-5 Remittance Rate (6.22%, unless
            the Weighted Average Contract Rate is
            less than 6.22%)                                                            6.22%
                                                                            ----------------
          j. Class A-5 Interest                                                   598,675.00          5.70166667
                                                                            ----------------     ---------------

          k. Class A-6 Remittance Rate 6.76%, (unless
             the Weighted Average Contract Rate is
             less than 6.76%)                                                           6.76%
                                                                            ----------------
          l. Class A-6 Interest                                                 1,106,724.67          6.19666669
                                                                            ----------------     ---------------

     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall                                          0.00                   0
                                                                            ----------------     ---------------

     (4)  Remaining:
          a. Unpaid Class A Interest Shortfall                                          0.00                   0
                                                                            ----------------     ---------------

B.   Principal
     (5)  Formula Principal Distribution Amount                                 3,529,542.76                 N/A
                                                                            ----------------     ---------------
          a. Scheduled Principal                                                  270,866.00                 N/A
                                                                            ----------------     ---------------
          b. Principal Prepayments                                              2,202,439.51                 N/A
                                                                            ----------------     ---------------
          c. Liquidated Contracts                                                       0.00                 N/A
                                                                            ----------------     ---------------
          d. Repurchases                                                                0.00                 N/A
                                                                            ----------------     ---------------
          e. Current Month Advanced Principal                                   1,056,237.25                 N/A
                                                                            ----------------     ---------------

          f. Prior Month Advanced Principal                                             0.00                 N/A
                                                                            ----------------     ---------------

     (6)  Pool Scheduled Principal Balance                                    497,526,694.49
                                                                            ----------------

    (6b)  Adjusted Pool Principal Balance                                     496,470,457.24        992.94091448
                                                                            ----------------     ---------------
    (6c)  Pool Factor                                                             0.99294091
                                                                            ----------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    5.6588%, 5.95%, 6.03%,6.10%,6.22%, 6.76%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     May-98
                                     PAGE 2

                                   CUSIP NO.#393505-D74, D82, D90, E24, E32, E40
                                   TRUST ACCOUNT #3336513-0
                                   REMITTANCE DATE 6/01/98

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                                      0.00
                                                                            ----------------

     (8)  Class A Percentage for such Remittance Date                                  91.50%
                                                                            ----------------

     (9)  Class A Percentage for the following  Remittance Date                        91.44%
                                                                            ----------------

    (10)  Class A  Principal Distribution:
          a. Class A-1                                                          3,529,542.76        168.87764402
                                                                            ----------------     ---------------
          b. Class A-2                                                                  0.00          0.00000000
                                                                            ----------------     ---------------
          c. Class A-3                                                                  0.00          0.00000000
                                                                            ----------------     ---------------
          d. Class A-4                                                                  0.00          0.00000000
                                                                            ----------------     ---------------
          e. Class A-5                                                                  0.00          0.00000000
                                                                            ----------------     ---------------
          g. Class A-6                                                                  0.00          0.00000000
                                                                            ----------------     ---------------

    (11)  Class A-1 Principal Balance                                          17,370,457.24        831.12235598
                                                                            ----------------     ---------------
   (11a)  Class A-1 Pool Factor                                                   0.83112236
                                                                            ----------------

    (12)  Class A-2 Principal Balance                                          28,000,000.00        1000.0000000
                                                                            ----------------     ---------------
   (12a)  Class A-2 Pool Factor                                                   1.00000000
                                                                            ----------------

    (13)  Class A-3 Principal Balance                                          60,000,000.00        1000.0000000
                                                                            ----------------     ---------------
   (13a)  Class A-3 Pool Factor                                                   1.00000000
                                                                            ----------------

    (14)  Class A-4 Principal Balance                                          30,000,000.00        1000.0000000
                                                                            ----------------     ---------------
   (14a)  Class A-4 Pool Factor                                                   1.00000000
                                                                            ----------------

    (15)  Class A-5 Principal Balance                                         105,000,000.00        1000.0000000
                                                                            ----------------     ---------------
   (15a)  Class A-5 Pool Factor                                                   1.00000000
                                                                            ----------------

    (16)  Class A-6 Principal Balance                                         178,600,000.00        1000.0000000
                                                                            ----------------     ---------------
   (16a)  Class A-6 Pool Factor                                                   1.00000000
                                                                            ----------------
    (17)  Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                                     0.00
                                                                            ----------------

C.   Aggregate Scheduled Balances and Number of Delinquent
       Contracts as of Determination Date

    (18)  31-59 days                                                              349,568.66                   9
                                                                            ----------------     ---------------

    (19)  60 days or more                                                          94,688.75                   2
                                                                            ----------------     ---------------

    (20)  Current Month Repossessions                                                   0.00                   0
                                                                            ----------------     ---------------

    (21)  Repossession Inventory                                                        0.00                   0
                                                                            ----------------     ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                          MANUFACTURED HOUSING CONTRACT
                               SENIOR/SUBORDINATE
                                 5.6588%, 5.95%,
                               6.03%,6.10%,6.22%,
                               6.76% PASS-THROUGH
                                  CERTIFICATES,
                                  SERIES 1998-3
                      CLASS A1,A2,A3,A4,A5,A6, CERTIFICATES
                                 MONTHLY REPORT
                                     May-98
                                     PAGE 3

                                   CUSIP NO.#393505-D74, D82, D90, E24, E32, E40
                                   TRUST ACCOUNT  #3336513-0
                                   REMITTANCE DATE 6/01/98

Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in May 2002.)

(22)  Average Sixty - Day Delinquency Ratio Test

        (a) Sixty - Day Delinquency Ratio for current Remittance Date         0.02%
                                                                            ------

        (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
            may not exceed 3.5%)                                               N/A%
                                                                            ------

(23)  Average Thirty - Day Delinquency Ratio  Test

        (a) Thirty - Day Delinquency Ratio for current Remittance Date        0.07%
                                                                            ------

        (b) Average Thirty - Day Delinquency Ratio (arithmetic
            average of ratios for this month and two preceding
            months; may not exceed 5.5%)                                       N/A%
                                                                            ------

(24)  Cumulative Realized Losses Test

        (a)  Cumulative Realized Losses for current Remittance Date
             (as a percentage of Cut-off Date Pool Principal Balance;
             may not exceed 5.5% from June 1, 2002 to May 31, 2003,
             6.5% from June 1, 2003 to May 31, 2004; 8.5%  from               0.00%
                                                                            ------
             June 1, 2004 to May 31, 2005 and 9.5% thereafter)

(25)  Current Realized Losses Test

        (a) Current Realized Losses for current Remittance Date               0.00
                                                                            ------

        (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided
            by arithmetic average of Pool Scheduled Principal
            Balances for third preceding Remittance and for current
            Remittance Date;
            may not exceed 2.25%)                                             0.00%
                                                                            ------

(26)  Class M-1 Principal Balance Test

        (a)   The sum of Class M-1 Principal Balance and Class B
              Principal Balance (before distributions on current
              Remittance Date) divided by Pool Scheduled Principal
              Balance as of preceding Remittance Date
              is greater than 22.5%                                          15.50%
                                                                            ------

(27)  Class B Principal Balance Test

        (a)  Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater
             than $15,000,000.00                                              0.00
                                                                            ------

        (b)  Class B Principal Balance (before distributions on
             current Remittance Date) divided by pool Scheduled
             Principal Balance as of preceding Remittance Date
             is equal to or greater than 12.75%.                              8.50%
                                                                            ------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.86%, 7.29%, 8.07%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     May-98
                                     PAGE 4

                                                 CUSIP NO. #393505-E57, E65, E73
                                                 TRUST ACCOUNT #3336513-0
                                                 REMITTANCE DATE 6/01/98

                                                                                 Total $           Per $1,000
                                                                                 Amount             Original
                                                                            ----------------     ---------------
CLASS M-1 CERTIFICATES
--------------------------------------
     (28) Amount available( including Monthly Servicing Fee)                      518,397.92
                                                                            ----------------
A.   Interest
     (29)  Aggregate  interest

          (a) Class M-1 Remittance Rate 6.86%, unless the
          Weighted Average Contract Rate is less than 6.86%)                            6.86%
                                                                            ----------------

          (b) Class M-1 Interest                                                  220,091.67          6.28833343
                                                                            ----------------     ---------------

          (c) Interest on Class M-1 Adjusted Principal Balance                          0.00
                                                                            ----------------

     (30) Amount applied to Class M-1 Interest Deficiency Amount                        0.00
                                                                            ----------------

     (31) Remaining unpaid Class M-1 Interest Deficiency Amount                         0.00
                                                                            ----------------

     (32) Amount applied to:
          a. Unpaid Class M-1 Interest Shortfall                                        0.00                   0
                                                                            ----------------     ---------------

     (33) Remaining:
          a. Unpaid Class M-1 Interest Shortfall                                        0.00                   0
                                                                            ----------------     ---------------

B. Principal
     (34) Formula Principal Distribution  Amount                                        0.00                 N/A
                                                                            ----------------     ---------------
          a. Scheduled Principal                                                        0.00                 N/A
                                                                            ----------------     ---------------
          b. Principal Prepayments                                                      0.00                 N/A
                                                                            ----------------     ---------------
          c. Liquidated Contracts                                                       0.00                 N/A
                                                                            ----------------     ---------------
          d. Repurchases                                                                0.00                 N/A
                                                                            ----------------     ---------------

     (35) Class M-1 Principal Balance                                          35,000,000.00       1000.00000000
                                                                            ----------------     ---------------
    (35a) Class M-1 Pool Factor                                                   1.00000000
                                                                            ----------------

     (36) Class M-1 Percentage for such Remittance Date                                 0.00%
                                                                            ----------------

     (37) Class M-1  Principal Distribution:
          a. Class M-1 (current)                                                        0.00          0.00000000
                                                                            ----------------     ---------------
          b. Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                   0.00
                                                                            ----------------

     (38) Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance Date                                    0.00
                                                                            ----------------

     (39) Class M-1 Percentage for the following Remittance Date                        0.00%
                                                                            ----------------

     (40) Class M-1 Liquidation Loss Interest
          (a) Class M-1 Liquidation Loss Amount                                         0.00
                                                                            ----------------

          (b) Amount applied to Class M-1
              Liquidation Loss Interest Amount                                          0.00
                                                                            ----------------

          (c) Remaining Class M-1 Liquidation Loss
              Interest Amount                                                           0.00
                                                                            ----------------

          (d) Amount applied to Unpaid Class M-1
              Loss Interest Shortfall                                                   0.00
                                                                            ----------------

          (e) Remaining Unpaid Class M-1
              Liquidation Loss Interest Shortfalls                                      0.00
                                                                            ----------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.86%, 7.29%, 8.07%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     May-98

                                                 CUSIP NO. #393505-E57, E65, E73
                                                 REMITTANCE DATE 6/01/98

CLASS BI CERTIFICATES
--------------------------------------
                                                                                 Total $            Per $1,000
                                                                                 Amount              Original
                                                                            ----------------     ---------------
(1)  Amount  Available less the Class A
      Distribution Amount  and Class M-1 Distribution
      Amount (including Monthly Servicing Fee)                                    298,306.25
                                                                            ----------------

(2) Class B-1 Adjusted Principal Balance                                                0.00
                                                                            ----------------

(3) Class B-1 Remittance Rate  (7.29%
      unless Weighted Average Contract Rate
      is below 7.29%)                                                                   7.29%
                                                                            ----------------

(4) Interest on Class B-1 Adjusted Principal Balance                                    0.00
                                                                            ----------------

(3) Aggregate Class B1 Interest                                                   150,356.25          6.68250000
                                                                            ----------------     ---------------

(4)  Amount applied to Unpaid
       Class B1 Interest Shortfall                                                      0.00                0.00
                                                                            ----------------     ---------------

(5) Remaining Unpaid Class B1
        Interest Shortfall                                                              0.00                0.00
                                                                            ----------------     ---------------

(6) Amount applied to Class B-1
     Interest Deficiency Amount                                                         0.00
                                                                            ----------------

(7) Remaining Unpaid Class B-1
     Interest Deficiency Amount                                                         0.00
                                                                            ----------------

(8) Unpaid Class B-1 Principal Shortfall
      (if any) following prior Remittance Date                                          0.00
                                                                            ----------------

(8a) Class B Percentage for such Remittance Date                                        0.00
                                                                            ----------------

 (9) Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                             0.00          0.00000000
                                                                            ----------------     ---------------

(10a) Class B1 Principal Shortfall                                                      0.00
                                                                            ----------------

(10b) Unpaid Class B1 Principal Shortfall                                               0.00
                                                                            ----------------

(11) Class B Principal Balance                                                 42,500,000.00
                                                                            ----------------

(12) Class B1 Principal Balance                                                22,500,000.00
                                                                            ----------------
(12a) Class B1 Pool Factor                                                        1.00000000
                                                                            ----------------

(13) Class B-1 Liquidation Loss Interest
     (a) Class B-1 Liquidation Loss Amount                                              0.00
                                                                            ----------------

     (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                   0.00
                                                                            ----------------

     (c) Remaining Class B-1 Liquidation Loss Interest Amount                           0.00
                                                                            ----------------

     (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest
         Shortfall                                                                      0.00
                                                                            ----------------

     (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                 0.00
                                                                            ----------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.86%, 7.29%, 8.07%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-3
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     May-98
                                     PAGE 2

                                                 CUSIP NO. #393505-E57, E65, E73
                                                 REMITTANCE DATE 6/01/98

                                                                                Total $             Per $1,000
CLASS B2 CERTIFICATES                                                           Amount               Original
--------------------------------------                                      ----------------     ---------------
(14) Remaining Amount Available                                                   147,950.00
                                                                            ----------------

(15) Class B-2 Remittance Rate ( 8.07%
       unless Weighted Average Contract
       Rate is less than 8.07%)                                                         8.07%
                                                                            ----------------

(16) Aggregate Class B2 Interest                                                  147,950.00          7.39750000
                                                                            ----------------     ---------------

(17) Amount applied to Unpaid
       Class B2 Interest Shortfall                                                      0.00                0.00
                                                                            ----------------     ---------------

(18) Remaining Unpaid Class B2
       Interest Shortfall                                                               0.00                0.00
                                                                            ----------------     ---------------

(19) Unpaid Class B2 Principal Shortfall
       (if any) following prior Remittance Date                                         0.00
                                                                            ----------------

(20) Class B2 Principal Liquidation Loss Amount                                         0.00
                                                                            ----------------

(21) Class B2 Principal (zero until class B1 paid down:
     thereafter, Class B Percentage
     of formula Principal Distribution Amount)                                          0.00          0.00000000
                                                                            ----------------     ---------------

(22) Guarantee Payment                                                                  0.00
                                                                            ----------------

(23) Class B2 Principal Balance                                                20,000,000.00
                                                                            ----------------
(23a)Class B2 Pool Factor                                                         1.00000000
                                                                            ----------------

(24) Monthly Servicing Fee (deducted from Certificate
     Account balance to arrive at Amount Available if the
     Company or Green Tree Financial Servicing Corporation
     is not the Servicer; deducted from funds remaining
     after payment of Class A Distribution Amount, Class M-1
     Distribution Amount, Class B-1 Distribution Amount and
     Class B-2  Distribution Amount, if the Company or
     Green Tree Financial Servicing Corp. is the Servicer)                              0.00
                                                                            ----------------


(25) Class B-3I Guarantee Fee                                                           0.00
                                                                            ----------------

(26) Class B-3I Distribution Amount                                                     0.00
                                                                            ----------------

(27) Class B-3I Formula Distribution Amount (all Excess
       Interest plus Unpaid Class B-3I Shortfall)                                       0.00
                                                                            ----------------

(28) Class B-3I Distribution Amount (remaining Amount Available)                        0.00
                                                                            ----------------

(29) Class B-3I Shortfall (26-27)                                                       0.00
                                                                            ----------------

(30) Unpaid Class B-3I Shortfall                                                        0.00
                                                                            ----------------

(31) Class M-1 Interest Deficiency on such Remittance Date                              0.00
                                                                            ----------------

(32) Class B-1 Interest Deficiency on such Remittance Date                              0.00
                                                                            ----------------

(33) Repossessed Contracts                                                              0.00
                                                                            ----------------
(34) Repossessed Contracts Remaining in Inventory                                       0.00
                                                                            ----------------

(35) Weighted Average Contract Rate                                                  9.57963
                                                                            ----------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.